Exhibit 10.1

                WAUSAU PAPER CORP. SUPPLEMENTAL RETIREMENT PLAN


               AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005



                WAUSAU PAPER CORP. SUPPLEMENTAL RETIREMENT PLAN

                                                                           Page


Article 1 - PURPOSE AND ADMINISTRATION OF THE PLAN..........................2
      Section  1.1  Purpose.................................................2
      Section  1.2  Administration..........................................2
      Section  1.3  Effective Date..........................................2

Article 2 - DEFINITIONS.....................................................3
      Section  2.1  Definitions.............................................3
      Section  2.2  Definitions Incorporated by Reference...................4

Article 3 - PARTICIPATION...................................................5
      Section  3.1  Participation...........................................5
      Section  3.2  Service.................................................5
      Section  3.3  Termination of Participation and Reemployment...........5
      Section  3.4  Chief Executive Officer Discretion to Extend
                    Participation...........................................5

Article 4 - BENEFITS........................................................6
      Section  4.1  Normal Retirement Benefits of Corporate Officers........6
      Section  4.2  Normal Benefits of Other Executive Officers.............6
      Section  4.3  Minimum Retirement Benefits of Executive Officers.......7
      Section  4.4  Early Retirement Benefits of Executive Officers.........7
      Section  4.5  Surviving Spouse Benefits...............................7
      Section  4.6  Commencement and Duration of Payments...................8
      Section  4.7  Change of Control.......................................8
      Section  4.8  Forfeiture of Benefits.................................12
      Section  4.9  Inalienability of Benefits.............................13
      Section  4.10  Facility of Payments..................................13
      Section  4.11  Section 409A Compliance...............................13
      Section  4.12  Claims Procedure......................................13

Article 5 - PROVISION FOR BENEFITS.........................................14
      Section  5.1  Assets of the Company..................................14

Article 6 - AMENDMENT AND TERMINATION OF THE PLAN..........................15
      Section  6.1  Amendment..............................................15
      Section  6.2  Termination............................................15

Article 7 - MISCELLANEOUS..................................................16
      Section  7.1  Nonguarantee of Employment.............................16
      Section  7.2  Action by the Company..................................16

      Section  7.3  Agreement Binding on Successors........................16
      Section  7.4  Construction...........................................16
      Section  7.5  Titles.................................................16
      Section  7.6  Governing Law..........................................16
                                       -ii-
                WAUSAU PAPER CORP. SUPPLEMENTAL RETIREMENT PLAN

      Wausau-Mosinee Paper Corporation, a Wisconsin corporation, hereby amends and restates the Wausau-Mosinee Supplemental Retirement Plan, effective
January 1, 2005, in accordance with the terms and conditions herein contained. Effective May 12, 2005, the name of the Plan is changed from the Wausau-Mosinee Supplemental Retirement Plan to the Wausau Paper Corp. Supplemental Retirement Plan.
                                       -1-

              ARTICLE 1 -  PURPOSE AND ADMINISTRATION OF THE PLAN


      Section 1.1 Purpose. The Company maintains the Plan for the purpose of providing deferred compensation (within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974) for executive officers of the Company.

      Section 1.2 Administration. The Plan shall be administered by the Company.

      Section 1.3 Effective Date. The effective date of the Plan shall be December 17, 1997.
                                       -2-
                           ARTICLE 2 -  DEFINITIONS


      Section 2.1 Definitions. The following terms shall have the meanings set forth below:

            (a) "Average Compensation" means (1) an aggregate amount determined by the sum of (A) the Participant's salary for a calendar year and earned bonus attributable to such calendar year and (B) any compensation deferred under a plan qualified under Section 401(k) of the Code or under a plan which satisfies the requirements of Section 125 of the Code during such calendar year, for the 5 calendar years of the Executive Officer's most recent 10 years of Continuous Service as an Executive Officer in which the largest aggregate amount of such compensation was earned and/or deferred for him for service as an Executive Officer for all or any portion of each of such calendar years, divided by (2) 12; provided, however, that if a Participant did not perform services for 5 calendar years as an Executive Officer, such determinations shall be based on such earned and/or deferred compensation for each complete calendar year in which the Participant was an Executive Officer. For purposes of determining a Participant's Average Compensation, compensation from Wausau Paper Mills Company and Mosinee Paper Corporation earned prior to the Effective Date for performance of services as an Executive Officer shall be included.

            (b) "Company" means Wausau Paper Corp., a Wisconsin corporation. Prior to May 12, 2005, the Company was known as Wausau -Mosinee Paper Corporation.

            (c) "Controlled Group" means the Company and each other member of the controlled group of corporations or other entities under common control to which the Company belongs for purposes of determining whether a separation from service has occurred pursuant to Code Section 409A and the regulations promulgated thereunder.

            (d) "Early Retirement Age" means the date on which an Executive Officer has attained age 55 and completed 10 years of Continuous Service as an Executive Officer.

            (e) "Executive Officer" means any person employed by the Company as its President or a Vice President but shall not include any officer of any division or subsidiary of the Company. Notwithstanding the foregoing, any person employed by the Company on the Effective Date who was a participant in the Mosinee Supplemental Retirement Plan or the Wausau Paper Mills Company Executive Officers' Deferred Compensation Retirement Plan on the date immediately preceding the Effective Date shall be deemed to be an "Executive Officer" for purposes of this Plan, regardless of whether such individual would otherwise meet the definition of Executive Officer set forth in the preceding sentence, and any service with the Company after the Effective Date by such individual shall be considered service as an Executive Officer of the Company.
                                       -3-
            (f) "Key Employee" on any particular date means a "key employee" under Code Section 409A and the regulations promulgated thereunder.

            (g) "Normal Retirement Age" means the date on which (1) an Executive Officer has attained age 62 and completed 10 years of Continuous Service as an Executive Officer or (2) an Executive Officer has attained age 62 and had terminated employment with the Company because of Disability.

            (h) "Participant" means an Executive Officer of the Company who has qualified to be a participant in the Plan in accordance with Section 3.1.
                                       -4-
            (i) "Plan" means the Wausau Paper Corp. Supplemental Retirement Plan as herein set forth. Prior to May 12, 2005, the Plan was known as the Wausau-Mosinee Supplemental Retirement Plan.

            (j) "Retirement Plan" shall mean the principal defined benefit retirement plan as now in effect or hereafter amended, or any successor plan which is qualified under Section 401(a) of the Code, and maintained for salaried employees of the Company.

            (k) "Termination of Employment" means the termination of a Participant's employment with the Company and each member of the Controlled Group.

      Section 2.2 Definitions Incorporated by Reference. Each of the following terms shall have the meaning set forth in the Retirement Plan and the definition of each such term by the Retirement Plan is hereby incorporated by this reference to the extent not inconsistent with the provisions of this Plan:

            (a)   "Accrued Benefit."

            (b)   "Actuarial Equivalent."

            (c)   "Code."

            (d)   "Continuous Service."

            (e)   "Disability."

            (f)   "Retirement Benefit."

            (g)   "Straight-Life Annuity."

            (h)   "Surviving Spouse."


                          ARTICLE 3 -  PARTICIPATION


      Section 3.1 Participation. Each Executive Officer shall become a Participant as of the later of the Effective Date or the first day of his employment by the Company in the capacity of an Executive Officer.

      Section  3.2   Service.

            (a) All Continuous Service as an Executive Officer shall be recognized for purposes of this Plan, whether or not such Continuous Service was performed prior to the Effective Date hereof.

            (b) Continuous Service by an individual for the Company in any capacity other than as an Executive Officer shall not be recognized for any purpose under this Plan.

            (c) In the event a Participant or former Participant is reemployed by the Company as an Executive Officer, all periods of Continuous Service with the Company as an Executive Officer shall be aggregated for purposes of this Plan.

            (d) Notwithstanding anything herein to the contrary, if a Participant was a participant in the Wausau Paper Mills Company Executive Officers' Deferred Compensation Retirement Plan or the Mosinee Supplemental Retirement Plan on December 16, 1997, all Continuous Service recognized under such plans as of such date shall be recognized for purposes of this Plan.

      Section 3.3 Termination of Participation and Reemployment. A Participant shall cease participation in the Plan on the later of (a) the earlier of (1) the date his Termination of Employment occurs or (2) the date he is no longer employed as an Executive Officer by the Company or any member of the Controlled Group, or (b) the date the final benefit payment to which the Participant may be entitled pursuant to this Plan is made.

      Section 3.4 Chief Executive Officer Discretion to Extend Participation. Notwithstanding anything herein to the contrary, the Chief Executive Officer of the Company may, with the consent of the Executive Compensation and Bonus Committee of the Board of Directors of the Company, deem an employee of the Company to be an "Executive Officer" of the Company for certain purposes under the Plan, and may modify the requirements set forth in Article 4 for eligibility and accrual of Normal and Early Retirement Benefits for any Executive Officer (or employee who is deemed an Executive Officer pursuant to this Section 3.4). Any exercise of discretion granted herein shall be reflected in a written supplemental retirement plan agreement between the Company and the Executive Officer (or employee who is deemed an Executive Officer pursuant to this Section 3.4) which shall set forth the requirements for eligibility and accrual of Normal and Early Retirement Benefits applicable to such individual.
                                       -5-
                                 ARTICLE 4 -

                             ARTICLE 4 -  BENEFITS


      Section 4.1 Normal Retirement Benefits of Corporate Officers. Subject to the limitations elsewhere contained in this Plan, an Executive
Officer who incurs a Termination of Employment on or after attaining his Normal Retirement Age and who was the President or a corporate Vice President of the Company either (x) on the Effective Date or (y) as of the most recent date on which he performed service as an Executive Officer shall be entitled to a normal retirement benefit payable under this Plan in the form of a single life annuity equal to the excess of:

            (a) An amount equal to 50% of the Participant's Average Compensation (as defined in Section 2.1(a)), over

            (b) The monthly amount of the Participant's Accrued Benefit under the Retirement Plan which would then be payable in the form of a Straight-Life Annuity;

      provided, however, that (1) the normal retirement benefit payable in the form of a single life annuity under this Plan, as so calculated, of any Participant who was a participant in the Mosinee Supplemental Retirement Plan on the Effective Date shall be increased by an amount equal to such Participant's Accrued Benefit under the Wausau Paper Corp. Retirement Plan as of the Effective Date which would then be payable monthly in the form of a single life annuity and (2) the normal retirement benefit payable in the form of a single life annuity under this Plan, as so calculated, of any Participant who was eligible for and elected to receive the increased benefits provided under either Section 4.23 of the Mosinee Retirement Plan ("Section 4.23") or Section 3.20 of the Wausau Paper Corp. Retirement Plan (Section "3.20") shall be increased by an amount equal to the excess of (A) the amount of the Participant's Accrued Benefit under the Retirement Plan, determined in accordance with the increased benefits provided for in Section 4.23 or Section 3.20, as applicable, which would then be payable monthly in the form of a Straight-Life Annuity over (B) the amount of the Participant's Accrued Benefit under the Retirement Plan, determined without regard to the increased benefits provided for in Section 4.23 or Section 3.20, as applicable, which would then be payable monthly in the form of a Straight-Life Annuity.

      Section 4.2 Normal Benefits of Other Executive Officers. Subject to the limitations elsewhere contained in this Plan, an Executive
Officer who incurs a Termination of Employment on or after attaining his Normal

Retirement Age and who was not the President or a corporate Vice President of the Company either (x) on the Effective Date or (y) as of the most recent date on which he performed service as an Executive Officer, shall be entitled to a retirement benefit under this Plan payable in the form of a single life annuity determined in accordance with the formula set forth in Section 4.1; provided, however, that in making such determination, the term "40% of the Participant's Average Compensation" shall be substituted for the term "50% of the Participant's Average Compensation" in Section 4.1(a).
                                       -6-
      Section 4.3 Minimum Retirement Benefits of Executive Officers. Notwithstanding anything herein to the contrary, the normal retirement benefit determined under Section 4.1 or 4.2, as applicable, shall not be less than the Participant's accrued normal retirement benefit determined under (a)
Section 4.1 or 4.2, as applicable, under the Mosinee Supplemental Retirement Plan or b) Section 4.1 or 4.2, as applicable, under the Wausau Paper Mills Company Executive Officers' Deferred Compensation Retirement Plan, determined under the terms of such plans on December 16, 1997.

      Section 4.4 Early Retirement Benefits of Executive Officers. Subject to the limitations elsewhere contained in this Plan, an Executive
Officer who incurs a Termination of Employment on or after attaining his Early Retirement Age, but prior to attaining his Normal Retirement Age, shall be entitled to an early retirement benefit in the form of a single life annuity equal to the amount to which he would have been entitled to under Section 4.1 or Section 4.2, as applicable, taking into consideration the provisions of
Section 4.3, if applicable, if he had then attained his Normal Retirement Age; provided, however, that such benefit shall be reduced by .4166% for each full calendar month, from and including the month in which the Participant's 55th birthday occurs to the month in which his 62nd birthday occurs, by which the calendar month in which payment of the early retirement benefit provided for in this Section 4.4 precedes the date on which such Participant would have attained his Normal Retirement Age.

      Section 4.5 Surviving Spouse Benefits. Subject to the limitations elsewhere contained in this Plan, the Surviving Spouse of a Participant who dies prior to commencement of any other benefit hereunder, including the Surviving Spouse of a former Participant who terminated employment because of Disability, shall be eligible for a Surviving Spouse benefit commencing as of the last to occur of (1) the first day of the first month following the month in which the Participant's death occurs or (2) the date on which the Participant would have been eligible to receive payment of a benefit under
Section 4.4, or in the case of a Participant who incurred a Termination of Employment because of Disability, commencing as of the date on which the former Participant would have attained age 55, and such Surviving Spouse benefit shall be equal to 50% of the monthly benefit which would have been payable to the deceased Participant under this Plan if he had retired the day before his death and payment of his benefit had commenced on such date assuming, in the case of a former Participant who incurred a Termination of Employment because of a Disability, that the benefit payable to such former Participant at Normal Retirement Age under Section 4.1 or 4.2, as applicable, would have been payable in reduced form at age 55 pursuant to Section 4.4, and, assuming further, that in the case of a Participant or former Participant who died prior to attaining age 55 or prior to the date on which the Participant or former Participant had completed 10 years of Continuous Service, that a benefit would have been payable to such deceased Participant or former Participant as of the later of the dates described in (1) and (2), above; provided, however, that the benefit payable to the Surviving Spouse of a Participant or former Participant who died prior to the completion of 5 years of Continuous Service shall be reduced by 20% for each year of Continuous Service less than 5 accrued by such deceased Participant or former Participant.
                                       -7-
      Section 4.6 Commencement and Duration of Payments. Monthly benefit payments to the Participant (and, if applicable, his Surviving Spouse) under
Section 4.1, 4.2, 4.4 or 4.5, shall commence on the first date which is both
(i) the first day of a month, and (ii) if the Participant was a Key Employee on the date of his Termination of Employment, not less than six months subsequent to the date of his Termination of Employment or, if applicable, the date specified in Section 4.5 as the date on which the Participant's Surviving Spouse became eligible for a Surviving Spouse benefit, and shall continue, subject to the provisions of Section 4.8, until the month in which the death of the Participant (or, if applicable, his Surviving Spouse) occurs.

      Section  4.7   Change of Control.

            (a) In the event a Change of Control of the Company occurs, the Company shall pay to each Participant a lump sum amount equal to the present value of the Participant's accrued normal retirement benefit, as determined under Section 4.1, as of the first day following such Change of Control of the Company and following the Participant's Termination of Employment which is both
(i) the first day of a month, and (ii) if the Participant was a Key Employee on the date of his Termination of Employment, not less than six months subsequent to the date of the Participant's Termination of Employment, whether or not such Change of Control of the Company occurred prior to the date of the Participant's Termination of Employment. Upon payment of the lump sum amount provided for in this Section 4.7(a), the Company shall have no further obligation to pay any benefits under this Plan. Notwithstanding the foregoing, if a Participant has less than five years of Continuous Service as of the date of the Change of Control, the amount paid to such Participant under this
Section 4.7(a) shall equal (i) the amount described in the first sentence of this Section 4.7(a) times (ii) a fraction, the numerator of which is the number of years and fractions thereof of the Participant's Continuous Service as of the date of the Change of Control and the denominator of which is five.

            (b) In the event a Change of Control of the Company occurs after the Participant's death and whether or not a benefit shall have then become payable to the Participant's Surviving Spouse, the Company shall pay to such Participant's Surviving Spouse, if then living, the present value of the unpaid Surviving Spouse benefit. Upon payment of the lump sum amount provided for in this Section 4.7(b), the Company shall have no further obligation to pay any benefits under this Plan. Notwithstanding the foregoing, if a Participant had less than five years of Continuous Service as of the date of his or her death before the Change of Control, the amount paid to such Participant Surviving Spouse under this Section 4.7(b) shall equal (i) the amount described in the first sentence of this Section 4.7(a) times (ii) a fraction, the numerator of which is the number of years and fractions thereof of the Participant's Continuous Service as of the date of death and the denominator of which is five.
                                       -8-
            (c) For purposes of this Plan, a "Change of Control of the Company" shall mean:

                  (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of paragraph (3) of this Section 4.7(c), (v) except as provided in paragraphs (4) and (5), any acquisition by any of the Woodson Entities or any of the Smith Entities, or
(vi) any increase in the proportionate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company; provided, however, that this clause (vi) shall not apply to any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities not described in clauses (i), (ii), (iii), (iv), or (v) of this paragraph (1) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Company Common Stock or Outstanding Company Voting Securities by reason of share purchases by the Company; or

                  (2) A change in the composition of the Board of Directors ("Board") such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election
                                       -9-
contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

                  (3) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

                  (4) The Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Company Common Stock or Outstanding Company Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

                  (5) The Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Company Common Stock or Outstanding Company Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

                  (6) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

            For purposes of this Section 4.7(b), the term "Woodson Entities" shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson and Alice Richardson Yawkey, members of their respective families and their respective descendants (the "Woodson Family"), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Company (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

            For purposes of this Section 4.7(b), the term "Smith Entities" shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the "Smith Family"), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David
            B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Company (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

            For purposes of this Section 4.7(b), the terms "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

            (d) For purposes of this Plan, the present value of a Participant's retirement benefit or the Surviving Spouse benefit shall be determined by reference to the 1983 Individual Annuity Mortality Table with an assumed interest rate equal to the "immediate annuity rate" as then in effect as determined by the Pension Benefit Guaranty
                                       -11-
Corporation and promulgated in Appendix B to 29 C.F.R. (section) 2619.65 or any successor regulation adopted for the same or substantially similar purpose.

      Section 4.8 Forfeiture of Benefits. Despite any other provision of this Plan, a Participant's or Surviving Spouse's, as applicable, eligibility for benefit payments under the Plan is expressly subject to the following terms and conditions:

            (a) The Company is and shall be entitled to the sole benefit and exclusive ownership of any inventions or improvements in plant, machinery and processes, and all patents for the same, and all customer or price lists, trade secrets and other things of similar type or nature used in the business of the Company that may be made or discovered by a Participant while he is employed by the Company, or, after his Termination of Employment if arising out of his activities, knowledge or experience gained while in the employment of the Company. In the event that a Participant, during or after his Termination of Employment, discloses all or any portion of the list of the Company's customers or the Company's pricing structure or all or any portion of the Company's manufacturing process or any other trade secrets or confidential information to any person, firm, corporation, associations or other entity for any reason or purpose whatsoever, no payment of any benefit otherwise due the Participant or his Surviving Spouse pursuant to this Plan shall be made by the Company.

            (b) In the event a Participant, without the prior written consent of the Company and within a period of two years beginning on the first day following the Participant's Termination of Employment, directly or indirectly owns, manages, operates, joins, controls, is employed by or participates in the ownership, management, operation or control of, or is connected in any manner with, any business of a type and character which, in the opinion of the Company, results in the Participant then being engaged in the field of activities in which he was engaged by the Company at the time of his Termination of Employment (and within one year prior to said termination) and such business is, in the opinion of the Company, in direct or indirect competition in any market area served by the Company with any business then conducted by the Company in such market area, no payment of any benefit otherwise due the Participant or his Surviving Spouse pursuant to this Plan shall be made by the Company if the Participant fails to cease such activity within fifteen days of the mailing to him by the Company of the Company's opinion that he is in violation of the restrictions contained in this
Section 4.8(b).

            (c) The Company shall have sole discretion to stop payment of any benefit or refuse to make payments otherwise due the Participant or his Surviving Spouse pursuant to this Plan if the Participant's Termination of Employment or his appointment to a position with the Company as other than an Executive Officer was by reason of or because of the Participant's fraud, embezzlement, misappropriation or similar offense against the Company or any other state or federal felony offense.
                                       -12-
            (d) Subject to the provisions of Section 6.2, no benefit shall be payable under this Plan to any Participant or Surviving Spouse who, for any reason, is not eligible for and does not receive a benefit under the provisions of the Retirement Plan.

      Section 4.9 Inalienability of Benefits. A Participant's right to a benefit under the Plan shall not be subject to voluntary or involuntary sale, pledge, hypothecation, transfer or assignment by the Participant or by his personal representatives or heirs, or any other person or persons or organization or organizations succeeding to any of the Participant's rights and benefits hereunder.

      Section 4.10 Facility of Payments. Any benefit payable hereunder to any person who is legally incapacitated may be paid to a court appointed legal representative of such person.

      Section 4.11 Section 409A Compliance. Notwithstanding any other provision of the Plan or any election made or permitted to be made hereunder, no election as to the timing or form, or both, of the distribution of a Participant's accrued benefit, and no other distribution otherwise provided for by this Plan, shall be effective or made, as the case may be, if such timing or form of distribution would cause the Plan to fail to meet the requirements of Code Section 409A or cause a Participant to be subject to the interest and additional tax imposed pursuant to Code Section 409A(a)(1)(B), and any such election or such other provision shall be modified in the operation of the Plan so that the timing or form of distribution, or both, as the case may be, corresponds as closely as possible to such election or other provision, but will then comply with the requirements of Code Section 409A so as to preclude the application of Code Section 409A(a)(1)(B).

      Section 4.12 Claims Procedure. Each Participant or Surviving Spouse whose claim for benefits is denied, in whole or in part, shall be provided with a notice, written in a manner calculated to be understood by such person, setting forth the specific reasons for such denial and outlining the review procedure of the Company. Each such Participant or Surviving Spouse shall be given a reasonable opportunity for a full and fair review by the Company of the decision by which the claim was denied.
                                       -13-

                      ARTICLE 5 -  PROVISION FOR BENEFITS


      Section 5.1 Assets of the Company. Benefits which become payable under the provisions of the Plan shall be paid directly by the Company out of its assets. No assets of the Company shall be set aside or segregated for the provision of such benefit payments. No Participant or Surviving Spouse, nor any other potential or actual recipient of benefits under the provisions of this Plan shall acquire any right, title or interest in the assets of the Company by reason of the Plan and, to the extent that the Participant, Surviving Spouse or such other recipient shall acquire a right to receive payments from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.
                                       -14-
              ARTICLE 6 -  AMENDMENT AND TERMINATION OF THE PLAN


      Section 6.1 Amendment. The Company reserves the right to amend the Plan from time to time and at any time, effective as of any specified current, prior or future date; provided, however, that no such amendment shall modify or reduce a Participant's accrued benefit under this Plan as of the date such amendment is adopted.

      Section 6.2 Termination. The Company reserves the right to terminate the Plan at any time and for any reason; provided, however, that upon termination, each Participant's accrued benefit shall be fully vested subject only to the provisions of Section 4.8. A Participant's accrued benefit shall mean the benefit which would be paid or payable pursuant to this Plan following the Participant's Termination of Employment if the Retirement Plan had terminated as of the same date on which the termination of the Plan occurs
(and provided for payment of Accrued Benefits under the Retirement Plan upon the Participant's Termination of Employment) multiplied by a fraction, the numerator of which is a Participant's years of Continuous Service recognized under Section 3.2 and the denominator of which is ten. Distributions upon termination of the Plan will be made at such time as permitted under Code
Section 409A and the regulations promulgated thereunder.
                                       -15-

                          ARTICLE 7 -  MISCELLANEOUS


      Section 7.1 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any employee, as a right of any employee to be continued in the employment of the Company as an Executive Officer or in any other capacity, or as a limitation of the right of the Company to discharge any of its employees, with or without cause.

      Section 7.2 Action by the Company. Any action by the Company under this Plan may be by resolution of its Board of Directors, or by any officer or officers duly authorized by resolution of said Board to act with respect to the Plan.

      Section 7.3 Agreement Binding on Successors. This agreement shall be binding upon all persons entitled to benefits hereunder, and upon their respective heirs and legal representatives and upon the Company, its successors and assigns.

      Section 7.4 Construction. Except when otherwise indicated by the context, any masculine terminology herein shall also include feminine, and the definition of any term herein in singular shall also include the plural.

      Section 7.5 Titles. Article and section titles are included for reference purposes only and in the event of a conflict between a title and its respective text the text shall control.

      Section 7.6 Governing Law. This Plan shall, to the extent not superseded by the Employee Retirement Income Security Act of 1974, be governed by the laws of the State of Wisconsin.

      In Witness Whereof, this instrument has been executed as of the 1st day of January, 2005 by the officer set forth below, who has been duly elected and authorized to act on behalf of the Company.


                                    WAUSAU PAPER CORP.


                                    By:  STUART R. CARLSON
                                         Stuart R. Carlson
                                         Executive Vice President,
                                         Administration
                                       -16-